                                                                      EXHIBIT 99

                          Southern Mineral Corporation
                             500 DALLAS, SUITE 2800
                              HOUSTON, TEXAS 77002

                            TELEPHONE (713) 658-9444
                               FAX (713) 658-9447



                                 April 28, 1997



United States Securities and
 Exchange Commission
450 Fifth Street N.W.
Washington, D.C.  20549

       Re: Southern Mineral Corporation, a Nevada corporation (the "Company"); Form S-8 Registration Statement Covering Shares
             Issuable under the Company's 1997 Non-Employee Director Compensation Plan ("Form S-8")

Gentlemen and Ladies:

         Enclosed please find my Affidavit concerning the impracticality of obtaining the consent of the engineering firm of Hedrick and Associates to file as an exhibit to the Form S-8 in connection with the incorporation by reference therein of the Company's Form 10-KSB for the year ended December 31, 1996. Hedrick and Associates is out of business. This letter constitutes the Company's application to the Commission under Rule 437 of the Securities Act of 1933, as amended, to dispense with the requirement that the written consent of Hedrick and Associates be obtained and filed as an exhibit to the Form S-8. We respectfully request the Commission's consent to this application.

         This application and enclosed Affidavit also are being filed as
Exhibit 99 to the Form S-8.

                                 Very truly yours,

                                 Southern Mineral Corporation



                                 By: /s/ Steven H. Mikel
                                    ---------------------------------
                                     Steven H. Mikel,
                                     President and Chief Executive Officer
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                                   AFFIDAVIT
                         PURSUANT TO RULE 437 UNDER THE
                             SECURITIES ACT OF 1933



STATE OF TEXAS            )
                          )
COUNTY OF HARRIS          )


         BEFORE ME, the undersigned authority, on this day personally appeared Steven H. Mikel, President and Chief Executive Officer of Southern Mineral Corporation, a Nevada corporation, and being by me duly sworn did depose and say:

1. My name is Steven H. Mikel. I am the President and Chief Executive Officer of Southern Mineral Corporation, a Nevada corporation (the "Company"), and have actual authority to make the statements contained in this Affidavit on behalf of the Company in connection with the Company's Form S-8 Registration Statement covering shares issuable under the Company's 1997 Non-Employee Director Compensation Plan (the "Form S-8").

2. This Affidavit is submitted to the Securities and Exchange Commission pursuant to Rule 437 promulgated under Section 7 of the Securities Act of 1933, as amended.

3. The Company's Form 10-KSB for the year ended December 31, 1996 refers to engineering firms and their reports, and is incorporated by reference in the Form S-8. Consents of such engineering firms must be filed as exhibits to the Form S-8.

4. One of the engineering firms covered by item 3 above is Hedrick and Associates which prepared the Company's reserve estimate information as of December 31, 1993 and 1994. Since Hedrick and Associates is out of business, it is impracticable to obtain its consent to file as an exhibit to the Form S-8.


                                    /s/ Steven H. Mikel
                                    --------------------------------------
                                    Steven H. Mikel,
                                    President and Chief Executive Officer,
                                    Southern Mineral Corporation

         SWORN TO BEFORE ME on this 28th day of April 1997.


                                    /s/ Margie Ewald
                                    --------------------------------------
                                    Notary Public in and for the State of Texas

                                    Margie Ewald
                                    --------------------------------------
                                    Printed Name of Notary

[Seal]
           My Commission Expires:   12-10-98
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